2012 AXA Group organization Charts 1/50 redefining/standards

AXA Group Simplified Organization charts as of January 1st, 2012 _ Please find hereafter the AXA Group simplified organization charts of the main companies in the Group updated as of January 1st, 2012 unless otherwise indicated (non exhaustive list). For the purpose of clarity, the shareholding structure of certain companies may have been simplified. 2/50 redefining/standards

Contents Assistance (page 4) Assistance—Europe-Middle East- Africa (page 5) Assistance—America-Asia (page 6) AXA Corporate Solutions Assurance (page 7) AXA Group Solutions (page 8) AXA Investment Managers—France-Switzerland-UK-Qatar (page 9) AXA Investment Managers—Europe (other countries) (page 10) AXA Investment Managers—America-Asia (page 11) AXA Investment Managers—Private Equity (page 12) AXA Mediterranean Region (page 13) AXA Millésimes (page 14) AXA Real Estate Investment Managers (page 15) AXA Technology Services (page 16) Belgium (page 17) China—Hong Kong (page 18) Czech Republic (page 19) France—Holding companies (page 20) France—Insurance companies (page 21) France—Reinsurance companies (global lines) (page 22) France-Europe-US—Reinsurance companies (run off/services companies) (page 23) Germany—AXA Konzern AG (page 24) Germany—ART Insurance companies (page 25) Hungary (page 26) India (page 27) Indonesia (page 28) Ireland (page 29) Italy (page 30) Japan (page 31) Latin America (page 32) Luxembourg (page 33) Malaysia—The Philippines (page 34) Middle East (page 35) Morocco (page 36) Poland (page 37) Portugal (page 38) Romania—(page 39) Singapore—Taiwan (page 40) Slovakia (page 41) South Korea (page 42) Spain (page 43) Sub-Saharian Africa (page 44) Switzerland (page 45) Thailand (page 46) Turkey (page 47) Ukraine (page 48) UK—AXA UK (page 49) USA—AXA Financial (page 50) 3/50

Assistance as of March 15, 2012 AXA Assistance SA 100% Inter Partner Assistance SA (1) (Belgium) AXA Assistance Participations SA Truck Assistance International SA AXA Assistance France SA 100% 100% 100% Branches:—Athens (Greece)—Lisbon (Portugal)—London (UK)—Munich (Germany)—Paris (France)—Roma (Italy)—Prague (Czech Republic)—Dublin (Ireland)—Warshaw (Poland)—Barcelona (Spain)—Geneva (Switzerland) Pluridis AXA Assistance France Assurances SA 100% TAI Transport Assistance SA 100% (1) See also charts pages 5 and 6. AXA Domiserve 50% 100% Domiserve + 100% AXA Travel Insurance Ultd (Ireland) AXA Assistance Europe Services Ltd AXA Assistance Aero Medical Services Ltd 100% 100% 100% AXA Assistance Maroc (Morocco) Les Cours Legendre 60% 100% AXA Travel Holding SA 67% ADHAP 98% Performances 100% AXA Assistance Europe Services Ltd (UK branch (London)) AXA Assistance Travel Ltd (Ireland) AXA Assistance Travel Europe Ltd 100% 50% 50% JAIC (Japan) 11% Itelis 20% AXA Travel Insurance UK Ltd 100% 4/50

# Assistance - Europe-Middle East-Africa
## as of March 15, 2012


AXA
Inter Partner Assistance
(Belgium)
Inter Partner Assistance Algérie Spa (Algeria)
50%
Call Us Assistance International Gmbh (Austria)
39%
Inter Partner Assistance Services (Belgium)
100%
Auto Club Assist SA - ACA (Belgium)
51%
AXA Assistance Ceska Republika Spol. (Czech Republic)
100%
AXA Assistance Claims Center Ltd (London) (UK)
100%
AXA Assistance Deutschland Gmbh (Germany)
100%
Inter Partner Assistance Services Gmbh – Frankfurt Oder (Germany)
100%
AXA Assistance Services SA (Greece)
100%
Inter Partner Assistenza Servizi Spa (Italy)
80%
AXA Assistance Ocean Indien Ltd (Mauritius)
100%
AXA Customer Services Ltd (Mauritius)
50%
AXA Assistance Maroc Services SA (Morocco)
100%
100%
Inter Partner Assistance Services BV (Netherlands)
100%
Inter Partner Assistance Polska SA (Poland)
100%
AXA Assistance Serviços SA (Portugal)
100%
AXA Assistance Saude Portugal SA
100%
Inter Partner Asistencia Servicios España SA (Spain)
50%
G MAS R Asistencia (Spain)
55%
Iuris Gestion SA (Spain)
80%
Hogar Soluciones 2012 SA (Spain)
100%
Auto Soluciones de Red SL (Spain)
100%
IPA Y Ardim Ve Destek Hilmztleri Ticaret Ltd (Turkey)
51%
AXA Assistance Ireland Ltd (Ireland)
100%
AXA Assistance UK Ltd (UK)
100%
AXA Assistance Medical Services Ltd (Ireland)
AXA Assistance UK Ltd (branch in Dublin - Ireland)

5/50

# Assistance – America-Asia

as of March 15, 2012



AXA
Inter Partner Assistance
(Belgium)
AXA Assistance Argentine SA (Argentina)
100%
Inter Partner Assistance s/c Ltda (Brazil)
100%
AXA Assistance Canada Inc (Canada)
100%
AXA Asistencia Chile SA (Canada)
100%
AXA Asistencia Colombia ( Venezuela Branch) (a)
AXA Asistencia Colombia ( Ecuador Branch)
AXA Asistencia Colombia SA (Colombia)
66.30%
AXA Assistance Mexico Sucursal Panama SA
100%
AXA Assistance Panama SA (Panama)
100%
AXA Assistance Mexico SA de CV (Mexico)
100%
AXA Assistance USA Inc (USA)
100%
100%
AXA Assistance Florida Inc (USA)
100%
AXA Assistance USA Holding Inc (USA)
100%
HAA Preferred Partners
100%
AXA Assistance Australia Pty Ltd (Australia)
100%
IPA Australia Ltd (Australia) (b)
90%
AXA Assistance Japan Ltd (Japan)
10%
Inter Partner Assistance Japan Ltd (Japan)
100%
Inter Partner Assistance Hong-Kong Ltd (Hong Kong)
100
AXA Assistance Beijing Ltd (China)
IPA Branch in Shanghai
100%
IPA Taiwan Ltd (Hong Kong)
IPA Taiwan Ltd (Taiwan Branch)
100%
Inter Partner Assistance Singapore (Singapore)
IPA Branch in Malaysia
97.49%
AXA Assistance Company Ltd (Thailand)
100%
Inter Partner Assistance SA (Thailand)
100%
AXA Assistance Pte Ltd (India)

(a) In run off

(b) Winding-up in progress.

6/50

AXA Corporate Solutions Assurance as of January 1st, 2012 AXA France Assurance AXA Corporate Solutions Assurance (France) 98.75% AXA Corporate Solutions Marine Services Ltd (Hong Kong) AXA Corporate Solutions Assurance Italian branch AXA Corporate Solutions Assurance German branch AXA Corporate Solutions Assurance UK branch AXA Corporate Solutions Assurance Spanish branch AXA Matrix Risk Consultants S.A. (France) AXA Corporate Solutions Services Uk Ltd (UK) AXA 100% 100% 100% Matrix (USA) 100% AXA Corporate Solutions Assurance Switzerland branch AXA Corporate Solutions Assurance Hong Kong branch AXA Corporate Solutions Assurance Singapore branch AXA Corporate Solutions Assurance Australian branch 7/50

AXA Group Solutions as of April 2012 AXA Group Solutions (France) 100% AXA Group Solutions German branch AXA (a) 50% are held by AXA MedLa IT & Local Support Services S.A.U. (b) AXA Group Solutions Private Limited India was merged into AXA Technology Shared Services Private Limited India at the beginning of April 2012. See also page 16. (c) New corporate name (formerly Webinsurance Partners). AXATechnology Shared Services Private Limited India (b) (India) AXA Group Solutions Portuguese branch AXA Group Solutions Swiss branch AXA Group Solutions UK branch AXA Group Solutions Spain, S.L. (c) (Spain) 13% 50% (a) GIE AXA Group Solutions (France) AXA Group Solutions Soluções Informaticás AEIE (Portugal) 8% 8/50

AXA Investment Managers—France-Switzerland-UK-Qatar as of January 1st, 2012 AXA Investment Managers AXA France IARD insurance and reinsurance companies AXA Investment Managers Paris (France) AXA Asset Management Ltd (UK) 73.77% AXA Investment Managers UK Holdings (UK) 13.84% AXA Konzern AG (Germany) AXA Investment Managers Limited (UK) AXA Investment Managers UK Limited (UK) AXA Investment Managers GS Ltd (UK) 100% 25% 100% 100% 66.7% AXA Investment Managers GS Madrid (Spain) 33.3% AXA Investment Managers Ireland Ltd (Ireland) 100% AXA Investment Managers IF (France) 100% 100% 5.20% AXA Framlington Group Ltd (UK) AXA AXA Investment Managers LLC (Qatar) AXA Framlington Investment Management Ltd (UK) 100% AXA Investment Managers Schweiz AG (Switzerland) 100% 100% AXA Mutuals AXA Mediterranean Holding SA (Spain) 2.31% st 4.43% 100% AXA DEFENSE (France) 99.8% (a) Dormant since 2003. Newgate One Ltd (UK) 100% Newgate Two Ltd (a) (UK) 100% 75% 9/50

AXA Investment Managers—Europe (other countries) as of January 1st, 2012 AXA Investment Managers (France) AXA Investment Managers Italia SIM S.p.A. (Italy) AXA Funds Management S.A. (Luxembourg) AXA IM Benelux (Belgium) AXA Investment Managers Deutschland GmbH (Germany) 99.9% 92.5% (a) 99.9% 99.9% AXA (a) 7.5% of the company are held by AXA Assurances IARD Mutuelle. AXA Investment Managers Deutschland GmbH French branch AXA Investment Managers Deutschland GmbH Spanish branch AXA Investment Managers Deutschland GmbH Italian branch 10/50

# AXA Investment Managers - America-Asia

as of January 1st, 2012


AXA
AXA Investment Managers
(France)
National Mutual International Pty Limited
(Australia)
39%
66%
100%
100%
55%
45%
50%
19.6%
AXA SPDB Investments Managers Company Ltd (a)
(China)
AXA Investment Managers Japan Ltd
(Japan)
AXA Investment Managers Holding US Inc
(USA)
AXA Investment Managers Asia Limited
(Hong-Kong)
AXA Investment Managers Asia Holdings Private Limited
(Singapore)
74.99%
74.99%
BHARTI AXA Investment Managers Private Limited (b)
(India)
BHARTI AXA Trustee Services Private Limited (b)
(India)
KYOBO AXA Investment Managers Co. Ltd. (c)
(Korea)
100%
AXA IM Rose Inc.
(USA)
34%
75%
100%
AXA Rosenberg Group LLC (d)
(USA)
AXA IM Inc
(USA)
80.4%
100%
100%
100%
100%
100%
AXA Rosenberg Asia Pacific Holding LLC
(USA)
AXA Rosenberg Investment Management Ltd
(UK)
AXA Rosenberg Management Ireland Ltd
(Ireland)
AXA Rosenberg Investment Management LLC
(USA)
BARR Rosenberg Research Center LLC
(USA)
AXA Rosenberg Global Services LLC
(USA)
100%
100%
Seal Nominees Hong Kong Ltd
(Hong Kong)
100%
AXA Rosenberg Investment Management Asia Pacific Ltd
(Hong Kong)
AXA Rosenberg Investment Management Asia Pacific Ltd
(Singapore)
AXA Rosenberg Asia Pacific Australian Branch

(a) 61% of the company are held by SPDB & Co.
(b) 25.01% of the company are held by Bharti. Subject to conditions precedent contained in the share purchase agreements executed by AXA IM Asia Holdings Pvt Ltd in December 2011, Bank of India to (i) replace Bharti as shareholder of both Indian JVs and (ii) hold 51% of the same by the end of March 2012. See also India chart page 27.
(c) 50% of the company are held by Kyobo Life.
(d) 25% of the company are held by B Member (non voting).

11/50

AXA Investment Managers—Private Equity as of January 1st, 2012 AXA Investment Managers AXA Investment Managers Private Equity SA (France) 98.46% AXA Private Equity (US), LLC (USA) AXA Investment Managers Private Equity Europe SA (France) AXA Private Equity Germany GmbH (Germany) 100% AXA Private Equity UK, Ltd (UK) AXA Private Equity Asia Pte, Ltd (Singapore) AXA AXA Private Equity Italy S.r.l. (Italy) 99.99% 100% AXA Private Equity Eastern Europe GmbH (Austria) 100% AXA Private Equity Switzerland AG (Switzerland) 100% 100% AXA Private Equity Luxembourg Sarl (Luxembourg) 100% 100% AXA Private Equity Switzerland Finance AG (Switzerland) 100% 100% 12/50

AXA Mediterranean Region as of January 1st, 2012 AXA Mediterraenan Holding, S.A. (Spain) AXA Seguros, S.A. de capital variable (a) (Mexico) 100% (a) See also Mexico chart page 32. (b) See also Italy chart page 30. (c) See also Turkey chart page 47. (d) See also Middle East chart page 35. AXA AXA Assurance Algérie Dommage (Algeria) Seguro Directo Gere, Companhia de Seguros S.A. (Portugal) AXA Assurance Algérie Vie (Algeria) AXA Développement Algérie (Algeria) AXA MPS VITA, Assicurazioni S.p.A. (b) (Italy) AXA MPS Assicurazioni Danni S.p.A. (b) (Italy) AXA Non Life Insurance A.D.O. (Serbia) AXA Insurance A.E. (Greece) AXA Holding A.S. (c) (Turkey) AXA Cooperative Insurance Company (d) (Saudi Arabia) 99.94% 99.94% 99.94% 99.89% 50% 50% 99.94% 100% 18% 99.99% 50% AXA Brasil Serviçios de Consultoria de Negocios, LTDA (Brazil) 99.9% AXA Life Insurance A.D.O. (Serbia) 99.99% AXA Services Egypt, S.A.E (Egypt) 96% AXA Services, A.D.O (Serbia) 100% 13/50

AXA Millésimes
as of January 1st, 2012


AXA
AXA Mutuals
57.66% (b)
42.34% (a)
AXA Millésimes
99.09%
Châteaux et Associés S.N.C
99.81%
Domaine de l'Arlot S.C.I.
100%
C.M.G.C. S.A.S.
99.97%
Quinta do Noval SA (Portugal)
100%
Quintoval SA (Portugal)
100%
Disznoko Tokai ZRT (Hungary)
100%
SARL Tour Pibran
49%
Domaine de l'Arlot SCE
51%
Domaine de l'Arlot S.C.E.
99%
Entrepôts du Médoc S.N.C.
99%
Petit Village S.N.C.E.
1%
Petit Village SCEA
99.99%
99%
Suduiraut S.N.C.E.
1%
Suduiraut S.A.S.
100%
99%
Pichon Longueville S.N.C.E.
1%
Pichon Longueville S.N.C.
100%
Tour Pibran S.C.I.
99.99%
99%
Belles Eaux S.N.C.E.
1%
Belle Hélène S.N.C.
99.99%

(a) Directly and indirectly.
(b) Directly.

14/50

# AXA Real Estate Investment Managers
as of January 1st, 2012



AXA
AXA Investment Managers (France)
100%
AXA Real Estate Investment Managers
99.9%
AXA Real Estate Investment Managers SGP (France)
100%
AXA Real Estate Investment Managers Singapore Private Ltd (Singapore)
99.9%
AXA Real Estate Investment Managers France (France)
100%
AXA Real Estate Investement Managers Scandinavia AB (Sweden)
100%
AXA Immobilien GmbH (Germany)
100%
AXA Real Estate Investment Managers Asia Limited (Hong Kong)
100%
AXA Real Estate Investment Managers Central Europe LLC (Hungary)
100%
AXA Real Estate Investment Managers Italia (Italy)
100%
AXA Real Estate Investment Managers Nederland BV (Netherlands)
100%
AXA Real Estate Investment Managers Iberica - Exploraçao de Imoveis, SA (Portugal)
100%
AXA Real Estate Investment Managers Iberica (Spain)
100%
AXA Real Estate Investment Managers Ltd (UK)
100%
AXA Real Estate Investment Managers Japan KK (Japan)
99.9%
AXA Real Estate Investment Managers Belgium (Belgium)
100%
AXA Real Estate Investment Managers US LLC (USA)
100%
Colisée Gérance (France)
100%
AXA Merkens Fonds GmbH (Germany)
100%
AXA REIM SGR S.p.A. (Italy)

15/50

# AXA Technology Services
as of January 1st, 2012



AXA
100% (a)
AXA Technology Services SAS
(France)
Oudinot Participations
(France)
AXA America Holdings, Inc.
(USA)
100%
AXA Technology Services America Inc.
(USA)
GIE AXA Technology Services France
(France)
GIE AXA Technology Services Belgium
(Belgium)
100%
AXA Technology Services Australia PLC
(Australia)
AXA Technology Services Germany GmbH
(Germany)
AXA Technology Services South East Asia
(Hong Kong)
AXA Technology Services India Pvt Ltd
(India)
AXA Technology Services Japan
(Japan)
AXA Technology Services Switzerland
(Switzerland)
AXA Technology Services UK PLC
(UK)
AXA Technology Services Mexico SA de CV
(Mexico)
AXA Technology Services
(Singapore)
AXA Technology Services Mediterranean Region - AEIE
(Italian branch)
AXA Technology Services Mediterranean Region - AEIE
(Portuguese branch)
AXA Technology Services Mediterranean Region - AEIE
(Spanish branch)
AXA Technology Services SAS
(Moroccan branch)

(a) Directly and indirectly.

16/50

Belgium as of January 1st, 2012 SERVIS-Life AXA Holdings Belgium L’Ardenne Prévoyante AXA Belgium 96.91% AXA Bank Europe AXA Bank Europe SCF (France) 100% 100% 100% SERVIS 100% 88.45% AXA 100% 3.09% Les Assurés Réunis Touring Assurances ISCC 99.98% 99.93% 11.55% AXA Private Management 99.87% (a) 100% (a) Les Assurés Réunis holds 0.13% of the paid-up capital. AXA Bank Europe (Swiss branch) AXA Bank Europe (Hungarian branch) AXA Bank Europe (Czech branch) AXA Bank Europe (Slovakian branch) 17/50

# China - Hong Kong

as of January 1st, 2012



AXA
100%
Detura Limited
(British Virgin Island)
100%
AXA ASIA SAS
(France)
51%
AXA China
(France)
AXA Versicherungen AG
(Switzerland)
51%
72.97%
100%
China Minmetals Corporation
49%
51%
49%
100%
100% minus 31 shares
100%
AXA Group Regional Business Management (Shanghai) Co., Ltd
(China)
49%
AXA China Region Limited
(Bermuda)
AXA (Guangzhou) Software Development & Services Company Ltd
(China)
100%
AXA-Minmetals Assurance Company Limited
(China)
AXA Life Insurance Company Limited
(Hong Kong)
AXA General Insurance Hong Kong Ltd
(Hong Kong)
AXA General Insurance China Ltd
(Hong Kong)
Winterthur Insurance (Asia) Ltd
(Shanghai Branch)
51%
100%
100%
100%
Integrity Partnership Limited
(Cayman Island)
AXA Wealth Management (HK) Limited
(Hong Kong)
AXA Financial Services Holdings Limited
(Bermuda)
AXA China Region Insurance Company (Bermuda) Limited
(Bermuda)
100%
100%
100%
Integrity Financial Advice Network Holdings Limited
(Cayman Island)
Integrity Independent Risk & Financial Solutions Holdings Limited
(Cayman Island)
Swiss Privilege Limited
(Hong Kong)
100%
100%
100%
Integrity Financial Advice Network Company Limited
(Hong Kong)
Integrity Independent Risk & Financial Solutions Company Limited
(Hong Kong)
Datrix Limited
(Hong Kong)
100%
100%
20%
AXA (Hong Kong) Life Insurance Company Limited
(Hong Kong)
Network Financial Services Limited
(Hong Kong)
100%
100%
100%
100%
100%
AXA China Region Investment Services Limited
(Hong Kong)
ipac financial planning Hong Kong Limited
(Hong Kong)
AXA China Region Insurance Company Limited
(Hong Kong)
AXA Partners Limited
(Hong Kong)
AXA China Region (Bermuda) Limited
(Bermuda)
20%
20%
20%
20%
AXA Financial Services Trustees Limited
(Hong Kong)
18/50
20%
20%
20%
20%
20%
20%
AXA Chine Region Trustees Limited
(Hong Kong)

Czech Republic
as of January 1st, 2012


AXA
AXA Holdings Belgium
(Belgium)
Société Beaujon
(France)
AXA Bank Europe
(Belgium)
100%
100%
99.98%
100%
AXA pojišťovna a.s.
AXA životní pojišťovna a.s.
AXA penzijní fond a.s.
AXA Bank Europe
100%
100%
100%
100%
100%
AXA Česká republika s.r.o.
AXA investiční společnost a.s.
Dormant services s.r.o v likvidaci
EF CZ, s.r.o.
EDC CZ, s.r.o. v likvidaci

19/50

France—Holding companies as of January 1st, 2012 Société Beaujon 99.99% (*) Directly and indirectly. (a) 49% held by AXA China Region Limited, registered in Hong Kong. (b) New corporate name as from August 31, 2011 (formerly Compagnie Financière de Paris). AXA China 51% (a) Vamopar Oudinot Participations AXA America Holdings Inc. (USA) 99.92% AXA 100% Holding Vendôme 3 Globex International AXA Suduiraut Lor Patrimoine 99.98% 100% (*) AXA OEuvres d’Art MUTUELLES AXA Holmupar 100% 100% (*) GIE AXA GIE AXA Trésorerie Europe AXA ASIA 99.99% 100% 100% (*) GIE AXA Université CFP Management (b) 100% (*) AXA Matignon 1 AXA Matignon 2 100% 100% 100% (*) 20/50

France—Insurance companies as of January 1st, 2012 AXA France IARD AXA France Vie AXA Corporate Solutions Assurance (a) AXA France Assurance Juridica Direct Assurance Vie AVANSSUR AXA Caraïbes (Martinique) AXA Assurcrédit Argovie 99.9% 100% Natio Assurance BNP Paribas 50% 50% 91.2% 99.92% 98.34% 50% 98.75% 10% 1.42% AXA Banque (b) 52.46% Coface 40% 47.54% AXA Epargne Entreprise (b) AXA AVANSSUR Maroc (branch) AVANSSUR Poland (branch) (*) Directly and indirectly. (a) See also AXA Corporate Solutions Assurance chart page 7. (b) Bank and financial services companies. 99.99% 99.9% AXA Private Management (b) 99.9% 8.77% 99.9% FamilyProtect 100% (*) AXA Assurances IARD Mutuelle AXA Assurances Vie Mutuelle R2E-Retraite Epargne Expertise 50% Novalis Prévoyance 50% 98.51% AXA Banque Financement (b) BNP Personal Finance 65% 35% FamilyProtect Services 100% 21/50

France—Reinsurance companies (global lines) as of January 1st, 2012 AXA Global Life (France) AXA Global P&C (France) 93% (a) 99% (b) AXA AXA Cessions Broker 100% (a) The 7% are held by various AXA companies. (b) The 1% is held by various AXA companies. 22/50

# France-Europe-US – Reinsurance companies (run off/services companies)

as of January 1st, 2012


AXA
Oudinot Participations (France)
99.9% (b)
AXA America Holding Co. (USA)
100%
AXA America Corporate Solutions, Inc. (USA)
100%
Coliseum Reinsurance Co. (a) (USA)
100%
Mosaic Insurance Company (a) (USA)
100%
AXA Delaware LLC. (USA)
100%
AXA Insurance Co. (USA)
100%
AXA Corporate Solutions Life Reinsurance Co. (a) (USA)
99.9%
AXA Liabilities Managers (France)
100%
AXA Liabilities Managers Inc. (USA)
100%
AXA LM Switzerland AG (Switzerland)
100%
AXA LM GP S.à.r.l. (Luxembourg))
100%
Helix UK Ltd (UK)
AXA Liabilities Managers (UK branch)
99.9%
COLISEE RE (a) (France)
21.1%
99.99%
AXA DBIO (SCA) (Luxembourg)
100%
Horchrhein Internationale Rückversicherung AG (Germany)
Colisée RE's branches:
- Canada (a)
- Hong Kong (a)
- UK (a)
100%
Portman Holdings UK Limited (UK)
78.9%
Portman Insurance Limited (a) (UK)

(a) In run off.
(b) 0.10% is held by AXA.
(c ) New corporate name (formerly AXA LM Investments SCA).

23/50

Germany - AXA Konzern AG
as of January 1st, 2012


AXA
9.27%
100%
34.64%
Kölnische Verwaltungs AG für Versicherungswerte
67.71%
Vinci BV
AXA Assurances Vie Mutuelle
25.63%
39.73%
23.02%
AXA Konzern AG
5.1%
100%
100%
81.99% (c)
100%
75%
100%
AXA Beteiligungs-Gesellschaft mbH (Köln)
94.90%
AXA Beteiligungs-Gesellschaft mbH & Co. Beteiligungsgesellschaft KG
AXA ART Versicherung AG
AXA Versicherung AG
AXA Lebensversicherung AG
Deutsche Ärzte Finanz Beratungs und Vermittlungs AG
Deutsche Ärzteversicherung AG
56.33%
5.1%
41.1%
100%
100%
43.67%
100%
100%
94.9%
Roland Rechtsschutz-Versicherungs-AG (b)
AXA Bank AG
Pro bAV Pensionskasse AG
AXA Krankenversicherung AG (a)
RWSt Lebensversicherung AG
DBV Deutsche Beamtenversicherung AG
DBV Deutsche Beamtenversicherung Lebensversicherung AG
100%
winsecura Pensionskasse AG

(a) Health insurance.
(b) Assistance and legal expenses insurance.
(c) AXA Beteiligungsgesellschaft mbH also holds 18.01% of the share capital.

24/50

Germany—ART insurance companies as of January 1st, 2012 AXA Konzern AG (Germany) AXA ART Versicherung AG (Cologne) AXA Art Insurance Ltd (London) AXA Art Versicherung AG (Zürich) AXA ART Versicherung AG (Brussels) 100% 100% 100% AXA Art Services Ltd. (London) AXA Art Holdings Inc. (New York) AXA Art Insurance Corporation (New York) Fine Art Service International Inc. (New York) 100% 100% AXA ART Versicherung AG (Breda) 100% AXA Art Assicurazioni (Milan) AXA Art Seguros & Reaseguros SA (Madrid) AXA Art Versicherung AG (Luxembourg) 100% AXA AXA ART Versicherung AG (Paris) 25/50

Hungary
as of June 1st, 2012


AXA
Société Beaujon (France)
100%
AXA Biztosító Zrt.
AXA Holdings Belgium (Belgium)
AXA Bank Europe (Belgium)
100%
AXA Bank Europe SA Magyarországi Fióktelepe
100%
AXA Szolgáltató Kft.
100%
100%
75%
AXA Személyes Pénzügyek Tanácsadó Kft.
AXA Magyarország Befektetési Alapkezelő Zrt.
25%
AXA Money & More Pénzügyi Tanácsadó Zrt.
AXA Önkéntes és Magánnyugdíjpénztár
AXA Önkéntes Egészségpénztár
AXA Magánnyugdíj pénztár

26/50

India as of January 1st, 2012 AXA 100% National Mutual International Pty Limited (Australia) AXA India Holdings (Mauritius) 50% Bharti AXA Life Insurance Company Limited First American Securities Private Limited 10% Société Beaujon (France) AXA Business Services Bharti Overseas Private Limited (India) 40% Bharti Ventures Limited (India) 99.99% (a) AXA Investment Managers (France) AXA Investment Managers Asia Holdings Private Limited (Singapore) Bharti AXA Investment Managers Private Limited Bharti AXA Trustee Services Private Limited 75% minus 100 shares 55% 45% 22.22% 37.78% 45% 25% plus 100 shares 25% plus 100 shares 50% Graywood Investments Limited (UK) Bharti Enterprises Limited (India) 45% Bharti AXA General Insurance Bharti India GIBA 75% minus 100 shares 90% 100% 10% 22.22% 37.78% 40% (a) 0.01% held by GRE Nominee shareholdings Ltd. 27/50

Indonesia as of January, 1st 2012 P.T. AXA Life Indonesia 100% 80% AXA PT AXA Mandiri Financial Services National Mutual International Pty Limited (Australia) P.T. Asuransi AXA Indonesia PT AXA Services Indonesia 99% (a) PT Bank Mandiri (Persero) Tbk. 51% 80% Wealth Management Mauritius Holdings Ltd (Mauritius) PT Indonesia Emas Perkasa PT Kotak Biru Konsultama PT Kotak Biru Investama PT AXA Financial Indonesia PT AXA Asset Management Indonesia 100% 99.99% (b) 1.28% 12.96% 87.04% 6.91% 93.09% 49% 10% PT Arya Mitra 14% 90% 20% (a) 1% held by Detura Limited (Bristish Virgin Island). (b) 0.01% held by National Mutual International. AXA Financial Services (Singapore) Pte Ltd. (Singapore) 98.71% (b) AXA ASIA SAS (France) 100% 100% 28/50

Ireland as of January 1st, 2012 Guardian Royal Exchange Plc (UK) AXA UK Plc (UK) AXA Insurance plc (UK) AXA Holdings Ireland Limited AXA Ireland Limited AXA Insurance Limited AXA Group Services Limited AXA Assistance Ireland Limited 100% 100% 49% (a) 100% 100% (a) 51% by AXA Assistance Limited AXA AXA Life Europe 100% AXA Ireland Pension Trustees Limited AXA Financial Limited 100% 100% AXA Life Europe German Branch AXA MPS Financial Ltd AXA MPS Assicurazioni Vita S.p.A. (Italy) AXA Mediterranean Holding S.A. (Spain) 100% AXA Global Distributors (Ireland) Limited 100% AXA Life Europe Portuguese Branch 29/50

Italy as of January 1st, 2012 AXA Italia S.p.A. Centurion Immobiliare S.p.A. (a) AXA France Vie holds 1.76% of the paid-up capital. (b) AXA France Vie ltaly Branch also holds 1.88% of the paid-up capital. AXA France Assurance (France) AXA France Vie (France) AXA Assicurazioni S.p.A. 98.24% (a) AXA France Vie Italy Branch 98.11% (b) QUIXA S.p.A. 99% Porta Romana Immobiliare S.r.l 47,85% 100% 52.15% AXA Banca Monte dei Paschi di Siena S.p.A. (Italy) AXA Mediterranean Holding S.A. (Spain) AXA MPS Assicurazioni Danni S.p.A. AXA Interlife S.p.A. 100% Distribuzione Previdenza S.r.l. 100% 1% AXA MPS Assicurazioni Vita S.p.A. AXA MPS Financial Limited (Ireland) 50% 50% 50% 50% 100% 30/50

Japan as of January 1st, 2012 (a) 2.75% held by Softbank Corp. AXA General Insurance Co., Ltd AXA Life Insurance Co., Ltd 100% 100% AXA Japan Holding Co., Ltd AXA Collection Services Co. Ltd. 100% 78.83% AXA NEXTIA Life Insurance Co., Ltd 97.25% (a) AXA Versicherungen AG (Switzerland) AXA Leben AG (Switzerland) 20.01% 31/50

Latin America as of January 1st, 2012 AXA Mediterranean Holding, S.A. (Spain) AXA AXA Seguros, S.A. de CV (Mexico) 99.94% (a) (a) 0.06% held by minority shareholders. (b) 1% held by Administradora de Recurso Humanos y Administrativos, S.A. de C.V. (c) 2% held Inversiones Corporativas Automotrices, S.A. de C.V. Servicios Immobiliarios la Comercial, S.A. de C.V. Inversiones Corporativas Automotrices, S.A. de C.V. AXA Salud, S.A. de C.V. 99.99% 50% Promotora y Administradora de Fuerza Azul, S.A. de C.V. 98% (c) Proyectos y Servicios de Fuerzas en Venta, S.A. de C.V. 99% (b) Consultoria y Asesoria en Servicios Corporativos y de Administración, S.A. de C.V. Administradora de Recursos Humanos y Administrativos, S.A. de C.V. 98% (c) Fundación AXA, A.C. Universidad AXA, A.C. 50% 50% Caja de Empleados, S.C. 66.66% 99.99% 50% 8.33% 8.33% 8.33% 8.33% Voltaire Participaçoes (Brazil) 100% AXA Asesores, S.A. de C.V. 98% (c) 98% (c) 50% 50% 0.01% 32/50

Luxembourg as of January 1st, 2012 AXA Luxembourg SA AXA Assurances Luxembourg AXA Assurances Vie Luxembourg 99.99% 99.99% 99.99% AXA Holdings Belgium (Belgium) CONTERE Immochapelle 25% AXA 99.95% (a) Finance Solutions S.àr.l. (“Finso”) 100% 75% Vinci B.V. (Netherlands) Matignon Finance S.A. 100% 0.01% (a) 0.05% held by AXA Bank Europe (Belgium). 33/50

Malaysia—The Philippines as of January 1st, 2012 AXA AFFIN Life Insurance Berhad (Malaysia) AXA-AFFIN General Insurance Berhad (Malaysia) 49% AXA National Mutual International Pty Limited (Australia) Philippine AXA Life Insurance Corporation (Philippines) 45% (b) AFFIN Holdings Berhad (Malaysia) 42.4% (a) Felda holds 16% and minorities.hold 8% of the paid-up capital. (b) 1.5% held by other shareholders. (c) New corporate name (formerly BHI Insurance). 33.6% (a) 51% AXA Management Services Berhad (c) 100% First Metro Investment Corporation (Philippines) GT Capital Holdings, Inc. (Philippines) 28.2% 25.3% 100% 34/50

Middle East as of January 1st, 2012 AXA Gulf Holding W.L.L. (Bahrain) AXA Holding SAL Lebanon AXA Middle East SAL Lebanon 99.98% 95% (a) 2% 49% Groupe SLF 49% (a) 5% held by Société Beaujon (France). (b) 1% held by AXA Insurance (Saudi Arabia) B.S.C.(c). (d) 40% held by public shareholding and 10% by other Saudi minority shareholders. AXA Insurance (Gulf) B.S.C.(c) (Bahrain) AXA Insurance (Saudi Arabia) B.S.C.(c) (Bahrain) 50% 50% AXA YBA Kanoo Group ASC F.Z. L.L.C. 99% (b) AXA Mediterranean Holding, S.A. (Spain) AXA Cooperative Insurance Company (d) 50% 50% 18% 32% 35/50

Morocco as of January 1st, 2012 (a) New corporate name (formerly ACRED). AXA Assurance Maroc AXA Holding Maroc AXA Credit (a) 100% RECAB / Somafic 94.10% 87.16% 100% AXA AXA France IARD (branch) AXA France IARD (France) Epargne Croissance Sté Gestion et Surveillance “SGS” Force 2 ONA Courtage 100% 99.70% 50% 49% AXA France Assurance (France) AXA France Vie (France) AVANSSUR (France) AXA France Vie (branch) AVANSSUR (branch) Assia 99.9% 36/50

Poland
as of January 1st, 2012



AXA
AXA France Assurance
(France)
Avanssur
(France)
Avanssur
Poland Branch
Société Beaujon
(France)
8.11%
91.89%
100%
100%
AXA Życie Towarzystwo Ubezpieczeń S.A.
("AXA Życie TU S.A.")
(life)
AXA Powszechne Towarzystwo Emerytalne S.A.
("AXA PTE S.A.")
(Pensions)
AXA Towarzystwo Ubezpieczeń i Reasekuracji S.A.
("AXA TUiR S.A.")
(non life)
100%
100%
AXA Towarzystwo Funduszy Inwestycyjnych S.A.
("AXA TFI S.A.")
(Mutual fund)
AXA Polska S.A.
(Service & Distribution)

37/50

# Portugal
as of January 1st, 2012


AXA
AXA Mediterranean Holding S.A. (Spain)
AXA Corporate Solutions Assurance (France)
AXA France Assurance (France)
AXA France Vie (France)
100%
83.02%
9.07%
5.37%
87.63%
Seguro Directo Gere Companhia de Seguros SA
AXA Portugal Companhia de Seguros SA (a)
2.27%
AXA Portugal Companhia de Seguros de Vida SA
7.46%
100%
AXA ITMED Unipessoal, Lda
AXA MEDLA IT & local support services SAU (Portuguese branch)
AXA Mediterranean Servicies, AEIE (Portuguese branch)
AXA Centro de Serviço a Clientes, ACE
AXA Mediterranean Systems, AEIE (Portuguese branch)
AXA Group Solutions Soluções Informáticas, AEIE

(a) Less than 0.5% of the shares are still owned by the public.

38/50

Romania as of January 1st, 2012 AXA Life Insurance SA AXA Société Beaujon (France) 99.99% 39/50

Singapore—Taiwan as of January 1st, 2012 AXA Asia Regional Centre Pte Ltd (Singapore) AXA Insurance Singapore Pte Ltd (Singapore) National Mutual International Pty Limited (Australia) AXA Life Insurance Singapore Private Ltd (Singapore) 100% AXA Financial Services (Singapore) Pte Ltd (Singapore) AXA Wealth Management Singapore Pte. Ltd. (Singapore) AXA ipac financial planning Singapore private limited (Singapore) 100% 100% 100% ipac financial planning Taiwan limited (Taiwan) AXA ASIA SAS (France) ipac porfolio Management (Dublin) Limited (Ireland) 100% 100% 100% 100% 40/50

Slovakia
as of January 1st, 2012



AXA
Société Beaujon
(France)
AXA Holdings Belgium
(Belgium)
AXA pojišťovna a.s.
(Czech Republic)
AXA životní pojišťovna a.s.
(Czech Republic)
AXA Bank Europe
(Belgium)
AXA investiční společnos a.s.
(Czech Republic)
100%
100%
100%
100%
AXA pojišťovna a.s., pobočka poisťovne z iného členského štátu
AXA investiční společnost a.s., organizačná zložka Slovensko
AXA Services, s.r.o.
EX-SR a.s. v likvidácii (a)
AXA d.s.s., a.s.
AXA d.d.s., a.s.
AXA Bank Europe, pobočka zahraničnej banky
AXA životní pojištvna a.s., pobočka poisťovne z iného členského štátu

(a) In liquidation.

41/50

South Korea as of March 2012 AXA AXA General Insurance 94.52% 42/50

# Spain
as of January 1st, 2012


AXA
100%
AXA Mediterraenan Holding, S.A.
99.99%
Hilo Direct, Seguros y Reaseguros S.A.
100%
AXA MEDLA IT & Local Support Services, S.A.
100%
AXA Regional Services, S.A.
99.89%
AXA Seguros Generales, S.A. de Seguros y Reaseguros
100%
AXA Pensiones, S.A. E.G.F.P.
100%
AXA Tigris, S.A.
75% (c)
AXA Technology Regional Services Mediterranean & Latin America S.A
99.81%
AXA Vida, S.A. de Seguros y Reaseguros
100%
Asesores Hilo Direct Agencia de Seguros S.A.
50% (a)
Webinsurance Partners, S.L.
51% (b)
AXA MBASK
(Azerbaijan)
100%
AXA Exclusiv, Seguros e Inversiones, Agencia de Seguros S.A.
100%
Auxiliar de Seguros, Sociedad Agencia de Seguros, S.L.
100%
Asesores de Seguros, Asegur Agencia de Seguros, S.A.
100%
Puntos Azules Asesores de Seguros Agencia de Seguros S.A.
66.66%
33.33%
Fundación AXA
98.51%
AXA Aurora Vida, S.A. de Seguros y Reaseguros
95%
5%
Gestión Iberoamericana de Servicios, sociedad anónima de capital variable
100%
AXA Ibercapital Agencia de Valores, S.A.

(a) AXA Group Solutions (France) holds 50% of the paid-up capital.
(b) Mr. Garibov holds 49% of the paid-up capital.
(c) 25% are held by AXA Technology Services (France).

43/50

Sub-Saharian Africa as of January 1st, 2012 AXA Sénégal (Senegal) AXA Cameroun (Cameroon) AXA Gabon (Gabon) AXA Côte d’Ivoire (Ivory Coast) 78.64% 99.9% 86.56% 14.78% 51.53% AXA 2.55% 4.33% 44/50

Switzerland as of January 1st, 2012 AXA AXA Versicherungen AG AXA Leben AG 100% AXA-ARAG Rechtsschutz AG 100% 66.67% 45/50

Thailand as of January 1st, 2012 Krungthai-AXA Life Insurance Company Limited Krungthai Bank Public Company Limited (Thailand) 50% AXA Insurance Public Co. Ltd (a) 38.26% ASM Holdings Limited 10% TISCO UOB 22.06% National Mutual International Pty Limited (Australia) AXA 25% (b) st 24.99% 49% (a) 1.38% held by Vilailuck International Holding Co. and 3.31% by other minorities. (b) 25% held by other shareholders. 100% 46/50

Turkey as of January 1st, 2012 AXA Holding A.S. AXA Sigorta A.S. (non life) 50% AXA Hayat ve Emeklilik A.S. (L&S / PPP) 72.55% T.C. Ziraat Bankasi 19.65% (a) Turkisch Petroleum Corporation Personnel Foundation. 100% 7.55 TPAOPV (a) 0.25% Others AXA st AXA Mediterranean Holding (Spain) 50% 47/50

Ukraine as of January 1st, 2012 AXA Insurance AXA Ukraine 50% 50.29% plus 1 share AXA st 48/50

UK-AXA UK Plc as of January 1st, 2012 AXA Sun Life Direct limited AXA Insurance Plc AXA UK PLC 53.1% Guardian Royal Exchange PLC AXA PPP Healthcare Limited AXA Insurance UK PLC 100% 100% 100% AXA Holdings Ireland Limited (Ireland) (1) 100% AXA Equity & Law Plc 99.9% 46.9% AXA Sun Life Corporation Plc AXA Portfolio Services Limited Bluefin Group Limited 100% Bluefin Advisory Services Limited AXA Services Limited Winterthur UK Financial Services Group Limited Bluefin Insurance Group Limited 100% Winterthur Financial Services UK Holdings Limited Winterthur Life UK Holdings Limited 100% (1) See also Ireland chart page 29. 100% 100% Architas Multi-Manager Limited GBI (Holdings) Limited Swiftcover Insurance Services Limited 100% 100% 100% 100% 100% 100% Architas Advisory Services Limited 100% Winterthur Trustee Services Limited 100% SBJ Group Limited 100% 100% 100% AXA Wealth Services Limited AXA Wealth Limited 100% 100% AXA PPP Healthcare Group PLC 100% 100% 49/50

USA—AXA Financial, Inc. as of March 31, 2012 AXA Financial, Inc. AXA Equitable Life Insurance Company AXA Equitable Life and Annuity Company AXA Equitable Financial Services, LLC AXA Distribution Holding Corporation AXA Advisors, LLC AllianceBernstein L.P. AXA Network, LLC AXA Distributors LLC 36.60% (b) 100% 9.10% (a) MONY Life Insurance Company MONY Life Insurance Company of America U.S. Financial Life Insurance Company 100% 100% MONY Financial Services, Inc. AXA (a) 5.63% of which is indirectly held through AXA Financial (Bermuda) Ltd. and 3.47% of which is indirectly held through MONY Life. (b) Directly and indirectly. AXA Financial (Bermuda) Ltd 100% 100% 100% 100% 100% 100% 100% 100% 100% PlanConnect, LLC 100% AXA Equitable Funds Management Group, LLC 100% AXA America Holdings 100% Oudinot Participations (France) 99.92% 0.01% 99.49% 50/50